SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 15, 1998


                        FGIC SECURITIES PURCHASE, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its charter)



         Delaware                  0-19564                13-3633082
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     (State or other            (Commission          (I.R.S. Employer
      jurisdiction of            File Number)         Identification No.)
      incorporation)


                    115 Broadway, New York, New York 10006
                    --------------------------------------
             (Address of principal executive officers) (Zip Code)



      Registrant's telephone number, including area code: (212) 312-3000
                                                          --------------

Item 5.   Other Events
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     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-84062) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

     The exhibit consists of the consent of KPMG Peat Marwick LLP relating to
(i) the incorporation by reference of their report dated February 13, 1998 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 1997; and (ii) the reference to them under Experts in the Preliminary Prospectus Supplement dated December 14, 1998 relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $198,895,000 aggregate principal amount of Multi-Modal Subordinated General Revenue Refunding Bonds 1998 Series D to be issued by Massachusetts Water Resources Authority.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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                                   EXHIBITS

               Item 601 of
               Regulation S-K
               Exhibit Reference
               Number
               ------

               (23)                Consents of experts and counsel:

                                   (s)  Consent of KPMG Peat Marwick LLP

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FGIC SECURITIES PURCHASE, INC.
                                              (Registrant)

                                            By: /s/ Steven Natko
                                               ----------------------------
                                                    Name: Steven Natko
                                                    Title: Vice President


Dated: December 17, 1998

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549









                        FGIC SECURITIES PURCHASE, INC.









                         EXHIBITS TO CURRENT REPORT ON
                       FORM 8-K DATED DECEMBER 15, 1998









                                                Commission File Number 0-19564

                                 EXHIBIT INDEX



Exhibit No.       Description                                             Page

(23)                    Consents of experts and counsel:                    6

                              (s)   Consent of KPMG Peat Marwick LLP